                                                                    Exhibit 99.1

                                    QUIGLEY

FOR IMMEDIATE RELEASE
CONTACT:
George J. Longo                                        Carl Hymans
Vice President, CFO                                    G.S. Schwartz & Co.
(215) 345-0919                                         (212) 725-4500
                                                       carlh@schwartz.com

        THE QUIGLEY CORPORATION REPORTS FOURTH QUARTER AND ANNUAL RESULTS

          - CONTINUES TO INVEST FOR THE FUTURE IN PHARMACEUTICAL R&D -

DOYLESTOWN,  PA. - FEBRUARY 27, 2007 - THE QUIGLEY  CORPORATION  (NASDAQ:  QGLY)
today reported net sales of $14.2 million, for the fourth quarter ended December
31, 2006,  compared to $17.7 million  reported for the same period in 2005.  For the year ended December 31, 2006, net sales were $42.1 million compared to $53.7 million reported for the same period in 2005.

The fourth  quarter of 2006 as compared to 2005 reflects net sales  declines for the  Company's  Cold Remedy  segment of $1.4  million  and $1.9  million for the
Health and  Wellness  segment.  The year ended  December 31, 2006 as compared to
2005,  reflects net sales declines for the Company's Cold Remedy segment of $4.5 million,  $5.2 million for the Health and Wellness  segment and $1.9 million for the Contract Manufacturing segment.

Cold-Remedy  segment net sales  declines  for the fourth  quarter and year ended
December  31,  2006 as compared to the same  periods in 2005 were  affected  by:
inordinately warm weather;  lower incidence of upper respiratory  ailments;  and sales of new flavors introduced in 2005. These factors combined with a continued
shift in buying  patterns by our  customers,  which was in part caused by weaker consumer  purchases  during the first half of the year  resulted  in higher than expected  inventories of our customers.  Also contributing to the net change was the growth of Immune  Booster  products that may have  resulted in  COLD-EEZE(R)
consumers  temporarily  migrating to these brands in search of a product to help them avoid catching a cold versus treating one.

Additionally,  investment in advertising  for the COLD-EEZE  brand at comparable levels as  competitors  is limited as the  Company's  resources  are invested in
pharmaceutical   research  and  development.   Even  with  these  aforementioned
setbacks, the Company believes in the viability of the COLD-EEZE brand among the growing  number  of  consumers  who  want  Natural  Common  Cold  remedies  that demonstrate  proven  clinical  efficacy  and safety  unlike most other  unproven natural remedies.

Net Sales  declines of The Health and Wellness  segment  reflects the  continued
reduction in the number of active independent distributor  representatives,  and litigation with the sponsor of the Company's product line in this segment, which directly affects the segment's net sales. Corrective action has been the ongoing focus for this segment to increase the number of active independent  distributor representatives.  These  corrective  actions  include the Company  investing and expanding its markets into Singapore and Taiwan including the recent appointment of a new president for this segment knowledgeable in this industry.

As the primary purpose of the Contract  Manufacturing  segment is to manufacture
COLD-EEZE, other contract manufacturing is performed for non-related third party entities  to  compensate  for the  necessary  fixed costs  associated  with this segment.  During 2005, excess capacity of this segment was used to manufacture a
product  for  an  OTC  company  that  utilized  this   segment's   manufacturing
capabilities  and  subsequently  discontinued  its product in the marketplace in
2006, thereby reducing sales for this segment.

Net income for the fourth quarter ended  December 31, 2006 was $1.2 million,  or
$0.10 per share compared to net income of $2.2 million,  or $0.16 per share, for the same period  last year.  Net loss for the year ended  December  31, 2006 was
$1.7 million,  or ($0.14) per share,  compared to net income of $3.2 million, or
$0.24 per share, for the same period last year.

The reduction in net profit for the fourth  quarter  ended  December 31, 2006 is due to lower gross profits from the aforementioned related net sales declines in all  operating  segments of the Company and mitigated by  improvement  in sales, marketing and administrative expenses.

The net loss increase for the year ended  December 31, 2006 reflects a reduction in gross profits from the related net sales decline in all operating segments of the Company,  particularly  the Cold Remedy  segment,  which has a substantially greater gross profit  percentage  and dollar margin and fewer fixed and directly variable  costs than the other  operating  segments.  In addition,  increases in operating  expenses for costs  associated with insurance and legal fees relative to the lawsuits for the Company's  discontinued  nasal spray products also added to this net loss increase, which was mitigated by increases in interest income.

Gross profit percentages for the Cold Remedy remained relatively  unchanged with the Health Wellness segment  slightly  improving for 2006. Also, due to the lost revenues from a major OTC company that utilized the  manufacturing  abilities of the Contract Manufacturing segment, its gross profit percentage declined.

No tax provision or benefits, to reduce losses, are provided for the quarter and year ended December 31, 2006 and 2005,  except for any  requirements  imposed by the  federal  alternative  minimum  taxes  or  for  compliance  with  state  tax regulations,  since  the  Company  is  in a  net  operating  loss  carry-forward position.

The Company is  committed  to continue  its  research  and to develop  potential ethical  pharmaceutical  drugs as part of an ongoing  effort to generate  future growth  to bring  current  compounds  to  market,  especially  development  that includes furthering human studies on QR-333, an Investigational New Drug for the treatment of Diabetic Peripheral Neuropathy,  thereby capitalizing on the growth potential of Quigley Pharma, a wholly-owned Ethical Pharmaceutical subsidiary.

The following is a summary of ethical pharmaceutical announcements that occurred during the fourth quarter of 2006:

DIABETIC NEUROPATHY - QR-333: Patient enrollment commenced in a Phase IIb double blind multi center clinical study to evaluate the safety and efficacy of QR-333, as compared to placebo-treated  patients.  The active QR-333 Investigational New
Drug  and  placebo  were  made  available  to  clinical  investigators  to begin treatment starting in December, 2006.

The Phase IIb trial is to evaluate  the safety and  efficacy  of QR-333  applied three times daily compared to placebo-treated  patients over 12 weeks.  Efficacy will be determined by Symptom  Assessment  Scores, a Visual Analogy Scale (VAS),
Quality of Life and Sleep  Questionnaires.  Safety will be determined by medical history,  physical  examination,  vital signs, 12-lead ECG, laboratory tests and nerve  conduction  studies.  The study will involve 150-200  randomized male and female  patients  with  Type1 & 2  diabetes,  as  defined  by the ADA  (American
Diabetes Association) and distal symmetric diabetic polyneuropathy.

The Study  Chairman is Dr. Philip  Raskin,  Professor of Medicine  University of
Texas  Southwestern  Medical  Center at Dallas  Texas.  The study  protocol  was approved by the FDA as a part of Quigley  Pharma's IND  submission  and has been approved by the required  Investigational  Review Boards.  The completion of the study is dependent upon  enrollment  rates that may affect the overall length of the study and the communication of its results.

SYSTEMIC  RADIATION  - QR-336:  Significant  data was  obtained  identifying  50 microliters as the least toxic and most effective  radiation  protection dose in mice when  administered  ip  (intraperitoneal),  po (by  mouth) or sc (under the skin)  prior  to  radiation  exposure.  These  experiments  were  essential  for providing  the Company  with data to optimize the  formulation  for efficacy and route of  administration,  which is  required  for filing  under the FDA "Animal
Efficacy Rule".

The tests were  conducted  by Dr.  William H.  McBride,  Vice Chair of Research,
Department of Oncology at UCLA to help develop an appropriate animal model radio protective  research  program  for  QR-336  to  comply  with  New  Food and Drug
Administration  animal  efficacy  rules  for  radio-protective   pharmacological
compounds.  QR-336 is a naturally derived radio protective  compound designed to address the lethal effects of ionizing radiation.

OCULAR AND GENITAL  HERPES - QR-435:  A series of studies were  conducted on the advice of  Campbell  Laboratories,  University  of  Pittsburgh,  to  assess  the anti-viral  compound QR-435.  While the in-vitro studies were very successful at killing the herpes virus on direct contact, the HSV-1/NZW rabbit keratitis model study showed that the compound,  in its aqueous form,  did not remain in the eye long enough to penetrate the corneal epithelial cells where the virus resides in an infection.  The HSV-1/NZW rabbit keratitis model is a recognized standard for evaluating potential therapeutic agents in this class and is only utilized based on prior positive experimentation, as was the case.

Quigley Pharma will continue to pursue  research and  development  objectives of this compound in the treatment of  respiratory  viruses on the strength of prior successful  in-vitro and ferret model in-vivo studies.  The Company's  naturally derived  formula has shown  significant  antiviral  properties  against  various strains of H3N2 and H5N1  Influenza  viruses  in these  studies.  While  Quigley
Pharma  intends to continue to evaluate this compound  against a range of Herpes viruses,  its primary research efforts will focus on respiratory viruses against which this compound has proven to have its greatest therapeutic strength.

AVIAN FLU COMPOUND - QR-441(A):  Positive  results  were  achieved  from a study evaluating the anti-viral  compound  QR-441(a) in  embryonating  egg and VERO E6 cell test models.  The preliminary study  demonstrated  QR-441(a) as a potential antiviral agent in reducing  Infectious  Bronchitis and New Castle Disease,  two
viral poultry  diseases that have a significant  economic  impact to the poultry industry on an annual basis.  Previous in vitro studies have  demonstrated  that
QR-441(a) to be a potent antiviral agent against H5N1 (Avian Flu). The study was conducted  after  receiving  industry and  veterinary  thought  leader  feedback indicating a need for a well tolerated  broad spectrum  antiviral  agent against both Infectious  Bronchitis  Virus (IBV) and Newcastle  Disease Virus (NDV), two
pathogens which constantly threaten commercial poultry stocks.

Preliminary  data indicate that further study is warranted and that QR441(a) may have  potential  in treating and or  preventing  Infectious  Bronchitis  and New
Castle  Disease.  The company  will be  preparing  experiments  to validate  the significance  of this data in a challenge  study in  chickens.  Studies  will be designed around previously  established positive medical feed tolerability data.
In addition, the company will also look to conduct experiments to establish feed conversion related data.

The value of a broad spectrum antiviral  addressing  multiple viral pathogens in poultry  stocks  increases  the  potential  utility of the  compound for routine commercial  application as well its use in the event of more serious H5N1 (Avian
Flu) outbreaks.

PRESENTATION  AT THE NEW YORK  SOCIETY  OF  SECURITY  ANALYSTS  (NYSSA):  Senior
management of the Quigley  Corporation  made a  presentation  at the 10th Annual
Biotech/Specialty  Pharma  Industry  investor  conference in New York City.  The presentation is archived for web cast at WWW.QUIGLEYPHARMA.COM.

The  Quigley  Corporation  makes  no  representation  that  the US Food and Drug
Administration  or any other regulatory  agency will allow this  Investigational
New Drug to be marketed.  Furthermore,  no claim is made that potential medicine discussed  herein  is  safe,  effective,  or  approved  by  the  Food  and  Drug
Administration.  Additionally,  data that demonstrates activity or effectiveness in animals or in vitro tests do not necessarily  mean the formula test compound;
referenced  herein will be  effective  in humans.  Safety and  effectiveness  in humans will have to be  demonstrated  by means of adequate  and  well-controlled clinical  studies before the clinical  significance of the formula test compound is known.  Readers should carefully review the risk factors described in filings the Company files from time to time with the Securities and Exchange Commission.

ABOUT THE QUIGLEY CORPORATION
The  Quigley  Corporation   (Nasdaq:   QGLY,   HTTP://WWW.QUIGLEYCO.COM)   is  a
diversified natural health medical science company. Its Cold Remedy segment is a leading marketer and manufacturer of the COLD-EEZE(R)  family of lozenges,  gums and sugar free tablets  clinically proven to cut the common cold nearly in half.
COLD-EEZE  customers include leading national  wholesalers and distributors,  as well as  independent  and  chain  food,  drug and mass  merchandise  stores  and pharmacies.  The Quigley  Corporation  has several  wholly  owned  subsidiaries.
Darius  International  markets health and wellness  products  through its wholly owned subsidiary, InnerLight Inc. Quigley Manufacturing Inc. consists of two FDA approved  facilities to  manufacture  COLD- EEZE(R)  lozenges as well as fulfill
other    contract    manufacturing    opportunities.    Quigley    Pharma   Inc.
(HTTP://WWW.QUIGLEYPHARMA.COM)   conducts  research  in  order  to  develop  and
commercialize   a  pipeline  of  patented   botanical  and   naturally   derived
prescription drugs.

FORWARD-LOOKING STATEMENTS
Certain statements in this press release are "forward-looking statements" within the meaning of the Private Securities  Litigation Reform Act of 1995 and involve known and  unknown  risk,  uncertainties  and other  factors  that may cause the
Company's actual performance or achievements to be materially different from the results, performance or achievements expressed or implied by the forward-looking statement.  Factors that impact such forward-looking  statements include,  among others,  changes in worldwide general economic  conditions,  changes in interest rates, government regulations, and worldwide competition.

CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)

The following  represents  condensed  financial data (in  thousands)  except per share data:

                                                         Three-Months        Three-Months            Year                Year
                                                             Ended               Ended               Ended               Ended
                                                       December 31, 2006   December 31, 2005   December 31, 2006   December 31, 2005
                                                              ($)                 ($)                 ($)                 ($)
                                                       -----------------------------------------------------------------------------
Net Sales                                                   14,196               17,741              42,125             53,658

Gross profit                                                 8,997               10,803              22,878             27,834

Sales & marketing expenses                                   3,530                4,060               8,326              8,414

Administrative expenses                                      3,122                3,777              13,124             12,656

Research & development                                       1,286                  845               3,820              3,784

Income taxes (benefit)                                        --                     65                  89                 65

Net income (loss)                                            1,246                2,163              (1,748)             3,217

Diluted income (loss) per share:

  Net income (loss)                                          $0.10                $0.16              ($0.14)            $0.24

  Diluted weighted average common shares outstanding:   13,162,534           13,340,358          12,245,073        13,299,162

CONSOLIDATED BALANCE SHEETS (UNAUDITED)

The following represents condensed financial data (in thousands) at December 31,
2006 and 2005:

                                                2006              2005
                                                 ($)              ($)
                                              ---------        ---------
          Cash & cash equivalents               17,757           16,885
          Accounts receivable, net               6,557            7,880
          Inventory                              4,262            3,900
          Total current assets                  29,793           30,248
          Total assets                          34,845           35,976
          Total current liabilities              9,252            9,566
          Long-term debt                          --              1,036
          Total stockholders' equity            25,529           25,320